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                                                                    EXHIBIT 23.1

[ARTHUR ANDERSEN LLP LETTERHEAD APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 27, 1997 included (or incorporated by reference) in CRA Managed Care, Inc.'s Form 10-K for the year ended December 31, 1996.


/s/ ARTHUR ANDERSEN LLP


ARTHUR ANDERSEN LLP
Boston, Massachusetts
September 19, 1997